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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) July 10, 2003

                             BOSTONFED BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                          1-13936               52-1940834
      --------                       ------------             ----------
(State or other Jurisdiction of      (Commission             (IRS Employer
 Incorporation or Organization       File Number)            Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On July 10, 2003, BostonFed Bancorp, Inc. (the "Company") announced that Boston Federal Savings Bank ("BFSB"), its wholly owned subsidiary, had signed a definitive agreement to purchase from Encore Bank seven (7) branch offices located in Belmont, Lexington, Needham, Newton, Sudbury, Wellesley and Woburn, Massachusetts.

      A press release announcing the execution of the definitive agreement to purchase the branch offices is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated July 10, 2003




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BOSTONFED BANCORP, INC.



Dated: July 10, 2003                   By: /s/ John A. Simas
                                           -------------------------------------
                                           Name: John A. Simas
                                           Title:   Executive Vice President,
                                           Chief Financial Officer and Secretary
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                                 EXHIBIT INDEX



Exhibit 99.1  Press Release dated July 10, 2003